UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 27, 2005

PAINCARE HOLDINGS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           FLORIDA                     1-14160               (06-1110906)

----------------------------       ----------------          -------------

(STATE OR OTHER JURISDICTION       (COMMISSION FILE          (IRS EMPLOYER

    OF INCORPORATION OR                 NUMBER)           IDENTIFICATION NUMBER)

      ORGANIZATION)

1030 N. ORANGE AVENUE, SUITE 105

ORLANDO, FLORIDA 32801

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

(407) 367-0944

(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

(407) 367-0950

(REGISTRANT'S FACSIMILE NUMBER, INCLUDING AREA CODE)

WWW.PAINCAREHOLDINGS.COM

(REGISTRANT'S WEBSITE ADDRESS)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in our Form 8-K filing on April 18, 2005, we completed effective April 13, 2005, a merger with Colorado Pain Specialists, P.C. (CPS), a Colorado based private physician group specializing in pain management. In connection with the merger, we acquired the non-medical assets of CPS pursuant to a merger agreement with a wholly-owned subsidiary of PainCare Holdings, Inc. and entered into a management agreement to provide ongoing management and administrative services. CPS was acquired in a merger transaction from the shareholders, Scott Brandt, M.D. and Bradley Vilims, M.D. None of the shareholders had prior relationships with us.

Total consideration which may be paid to the shareholders is $8,500,000, with 50% of such consideration to be paid in cash and 50% in PainCare’s common stock. One-half of the purchase price ($4,250,000) was paid at closing. PainCare will pay the remaining one-half of the merger consideration ($4,250,000) pro-rata over three years pursuant to a strict “earn out formula” in which PainCare must realize $1,700,000 per year in net operating income. PainCare funded the cash portion of the initial purchase price from the proceeds of the credit facility with HBK Investments, L.P., completed in May 2005.

The acquisition has been accounted for using the purchase method of accounting.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHBITS

The following financial statements, pro forma information and exhibits are filed as part of this report.

(a)

Financial Statements of Business Acquired

Colorado Pain Specialists, P.C.

Report of Independent Auditors

2004 Financial Statements:

o

Balance Sheet as of December 31, 2004

o

Statement of Operations for the year ended December 31, 2004

o

Statement of Cash Flows for the year ended December 31, 2004

o

Notes to Financial Statements

(b)

Pro Forma Financial Information:

o

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information

o

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2004

o

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended

December 31, 2004

o

Footnotes to Unaudited Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date:     June 27, 2005           BY: /s/ RANDY LUBINSKY

         ---------------               ---------------------------------------

                                       Chief Executive Officer and Director

Date:     June 27, 2005           BY: /s/ MARK SZPORKA

         ---------------               ----------------------------------------

                                       Chief Financial & Accounting Officer,

                                       Secretary and Director

Report of Independent Registered Accounting Firm

The Board of Directors

Colorado Pain Specialists, P.C.

We have audited the accompanying balance sheet of Colorado Pain Specialists, P.C., as of December 31, 2004 and the related statements of operations, stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Colorado Pain Specialists, P.C. at December 31, 2004 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Tschopp, Whitcomb & Orr, P.A.

May 19, 2005

Maitland, Florida

COLORADO PAIN SPECIALISTS, P.C.

Balance Sheet

December 31, 2004

Assets

Current assets:
Cash and cash equivalents	$ 63,126
Patient accounts receivable, net	406,270
Other current assets	7,555

Total current assets	476,951

Property and equipment, net (note 2)	181,835

Total assets	$ 658,786

Liabilities and Stockholders' Equity

Current liabilities:
Note payable (note 3)	175,761
Accounts payable and accrued expenses	62,987

Total current liabilities	238,748

Commitments and contingencies (notes 4 and 5)

Stockholders' Equity:
Common stock, no par value, authorized:
50,000 shares, issued and outstanding: 200 shares	5,000

Retained Earnings	415,038

Total stockholders' equity	420,038

Total liabilities and stockholders' equity	$ 658,786

See accompanying notes to financial statements.

COLORADO PAIN SPECIALISTS, P.C.

Statement of Operations

For the year ended December 31, 2004

Net patient revenue	$ 3,026,954

Cost of patient revenue	991,684

Gross profit	2,035,270

General and administrative expenses	1,492,673

Operating income	542,597

Other expenses:
Interest, net	10,709
Depreciation	12,870

Total other expenses	23,579

Net income	$ 519,018

See accompanying notes to financial statements.

COLORADO PAIN SPECIALISTS, P.C.

Statement of Cash Flows

For the year ended December 31, 2004

Cash flows from operating activities:
Net income	$ 519,018
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	12,870
Cash provided by (used in) changes in:
Patient accounts receivable	(87,856)
Other current assets	(1,250)
Accounts payable and accrued expenses	28,334

Net cash provided by operating activities	471,116

Cash flow from investing activities:
Purchase of property and equipment	(149,304)

Net cash used in investing activities	(149,304)

Cash flows from financing activities:
Net repayment of notes payable	(76,217)
Distributions	(187,500)

Net cash used in financing activities	(263,717)

Net increase in cash	58,095

Cash and cash equivalents at beginning of year	5,031

Cash and cash equivalents at end of year	$ 63,126

Supplemental disclosures of cash flow information:

Cash paid for interest	$ 12,375

See accompanying notes to financial statements.

COLORADO PAIN SPECIALISTS, P.C.

Notes to Financial Statements

December 31, 2004

(1)

Organization and Summary of Significant Accounting Policies

(a)

Organization and Mission

Colorado Pain Specialists, P.C. (the “Company”) was incorporated in the State of Colorado in July 2003 for the purpose of providing quality medical treatment in the greater Denver, Colorado area.  As of December 31, 2004, the Company operated six medical facilities located in Greenwood Village, Lakewood, Littleton, Englewood, Westminster and Aurora, Colorado.

(b)

Net Patient Revenue

Patient revenue is recognized at the time the service is performed at the estimated net realizable amounts from patients, third-party payors and others for services rendered.  The Company is a provider under the Medicare program and various other third-party payor arrangements which provide for payments to the Company at amounts different from its established rates.  Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

(c)

Income Taxes

The Company has been organized as a professional corporation subject to the provisions of Subchapter S of the Internal Revenue Code of 1986, as amended.  As such, the Company is not a tax paying entity for Federal or state income tax purposes.  Accordingly, the accompanying financial statements do not contain a provision for income taxes as the net income or loss of the Company is passed through to its stockholders in proportion to their ownership interest in the Company and included in the stockholders’ respective income tax returns.

(d)

Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash and cash equivalents, patient accounts receivable and accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported in the accompanying

(Continued)

COLORADO PAIN SPECIALISTS, P.C.

Notes to Financial Statements

December 31, 2004

(1)

Organization and Summary of Significant Accounting Policies – (Continued)

a.

Financial Instruments Fair Value, Concentration of Business and

Credit Risks – (Continued)

balance sheet for note payable approximates fair value because the actual interest rates do not significantly differ from current rates offered for instruments with similar characteristics.  Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of patient accounts receivable which amount to approximately $406,000 as of December 31, 2004.  The Company performs credit evaluations of its patients prior to rendering service and generally does not require collateral.  The majority of the Company’s patients are covered by third party payors such as insurance companies and Medicare.  For the year ended December 31, 2004, the Company received approximately 14% of net patient revenue from one third party payor.

(e)

Use of Estimates

Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America.  Actual results could differ from those estimates.

(f)

Cash Flows

For purposes of cash flows, cash and cash equivalents include cash on hand, cash on deposit (including interest bearing accounts) and short-term financial instruments with a maturity, from the date of purchase, of three months or less.

(2)

Property and Equipment

As of December 31, 2004, property and equipment consists of the following:

Office equipment	$ 33,121
Furniture and fixtures	46,939
Construction in process	117,885
197,945
Less accumulated depreciation	(16,110)
$ 181,835

COLORADO PAIN SPECIALISTS, P.C.

Notes to Financial Statements

December 31, 2004

(3)

Note Payable

Note payable consists of a promissory note and future advances agreement with an unrelated company with a maximum authorized amount of $200,000.  Principal and interest at 5.0% are due upon demand.  The note matures in August 2005 and is personally guaranteed by the stockholders and officers of the Company.  As of December 31, 2004, the principal balance of the note was $175,761.

(4)

Commitments

The Company leases two of its medical facilities and an automobile under non-cancellable operating leases which expire through July 2007.  As of December 31, 2004, future minimum lease payments under these non-cancellable operating leases are as follows:

2005	$ 118,532
2006	73,459
2007	17,370

Rent expense under these leases was approximately $116,000 during 2004 and is included in general and administrative expenses in the statement of operations.

(5)

Contingencies

Third-Party Payor Settlements

Patient service revenue is reported at the estimated net realizable amounts from patients, third-party payors and others for services rendered.  The Company is a provider under third-party payor arrangements which provide for payments to the Company at amounts different from its established rates.  Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

Medical Malpractice Claims

The Company is subject to claims and legal actions primarily as a result of medical malpractice matters which arise in the ordinary course of business. The Company maintains malpractice insurance to protect against such claims or legal actions.  Management believes the ultimate resolution of such matters will be adequately covered by the Company’s insurance and will not have a material adverse effect on its financial position or results of operations.

COLORADO PAIN SPECIALISTS, P.C.

Notes to Financial Statements

December 31, 2004

(6)

Subsequent Event

On April 13, 2005, the Company sold its non-medical assets pursuant to a Merger Agreement (the “Agreement”) to a wholly owned subsidiary (the “Subsidiary”) of PainCare Holdings, Inc. (“PainCare”) for $8,500,000.  In connection with the purchase of the Company’s non-medical assets, the Subsidiary will provide ongoing management and administrative services pursuant to a Management Agreement.

The initial portion of the purchase price consisted of $2,125,000 in cash plus 653,698 shares of PainCare common stock which will be paid upon the satisfaction of certain post-closing conditions and subject to certain yet undetermined post-closing adjustments, if any.  In addition, PainCare will pay the Company an additional $4,250,000 in three equal annual payments (50% in cash and 50% in PainCare common stock priced at market) subject to the satisfaction of certain earnings goals and the payment of the management fee to the Subsidiary.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

December 31, 2004

	PainCare Historical Statements	CPS Historical Statements	Pro Forma Adjustments	Pro Forma
Assets:
Current Assets:
Cash (1)	$ 19,100,840	$ 63,126	$ (2,125,000)	$ 17,038,966
Accounts receivable	14,077,643	406,270	-	14,483,913
Due from shareholders	1,794,957	-	-	1,794,957
Other current assets	-	7,555	-	7,555
Deposits & prepaid expenses	1,117,317	-	-	1,117,317
Total current assets	36,090,757	476,951	(2,125,000)	34,442,708

Property and equipment, net	7,119,065	181,835	-	7,300,900
Goodwill, net (1)	55,237,910	-	4,100,387	59,338,297
Other assets	4,628,770	-	-	4,628,770
Total assets	$103,076,502	$ 658,786	$1,975,387	$105,710,675

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable & accrued expenses	$ 562,314	$ 62,987	$ -	$ 625,301
Acquisition consideration payable	17,900,833	-	-	17,900,833
Income tax payable	2,199,100	-	-	2,199,100
Interest payable	131,368	-	-	131,368
Current portion of notes payable	765,177	-	-	765,177
Current portion of convertible debentures	3,885,000	-	-	3,885,000
Current portion of capital lease obligations	930,117	-	-	930,117
Total current liabilities	26,373,909	62,987	-	26,436,896

Notes payable, less current portion	295,583	175,761	-	471,344
Convertible debentures, less current portion	17,186,000	-	-	17,186,000
Deferred income tax liability	1,500,200	-	-	1,500,200
Capital lease obligations, less current portion	2,190,627	-	-	2,190,627
Total liabilities	47,546,319	238,748	-	47,785,067

Stockholders' equity:
Common stock, $.0001 par value (1)	4,151	5,000	65	9,216
Preferred stock, $.0001 par value	-	-	-	-
Additional paid in capital (1)	47,995,110	-	2,390,360	50,385,470
Retained earnings	7,499,546	415,038	(415,038)	7,499,546
Other comprehensive income	31,376	-	-	31,376
Total stockholders' equity	55,530,183	420,038	1,975,387	57,925,608

Total liabilities & stockholders' equity	$103,076,502	$ 658,786	$ 1,975,387	$105,710,675

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2004

	PainCare Historical Statements	CPS Historical Statements	Pro Forma Adjustments	Pro Forma

Revenues	$ 37,961,673	$ 3,026,954	$ -	$ 40,988,627
Cost of sales (2)	6,663,945	991,684	(850,000)	6,805,629

Gross profit	31,297,728	2,035,270	850,000	34,182,998

Operating expenses:
Selling, general and administrative (3)	19,832,237	1,492,673	(320,523)	21,004,387
Amortization expense	274,345	-	-	274,345
Depreciation expense	837,484	12,870	-	850,354
Operating income	10,353,662	529,727	1,170,523	12,053,912

Interest expense	(1,708,077)	(10,709)	-	(1,718,786)
Other income	170,568	-	-	170,568
Income before income taxes	8,816,153	519,018	1,170,523	10,505,694

Provision for income taxes (4)	3,086,000	-	416,706	3,502,706

Net income	$ 5,730,153	$ 519,018	$ 753,817	$ 7,002,988

Basic earnings per common share				$ 0.21

Basic weighted average common shares outstanding				33,576,909

Diluted earnings per common share				$ 0.16

Diluted weighted average common shares outstanding				43,552,325

See accompanying footnotes to unaudited pro forma financial statements.

Footnotes to Unaudited Pro Forma Financial Statements

(1) Represents the impact of the purchase of the outstanding shares of Colorado Pain Specialists, P.C., including the issuance of 653,698 shares of PainCare Holdings, Inc. common stock at $3.25 per share and the resulting goodwill of $4,100,387 using the purchase method of accounting.

(1)

Adjustment for non-recurring compensation paid to the shareholders.

(2)

Adjustment for non-recurring general and administrative expenses.

(3)

Adjustment for estimated income tax liability based on an income tax rate of 35.6%.